EXHIBIT 10.1

FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Fourth Amendment”) is entered into as of June 10, 2014 (the “Fourth Amendment Effective Date”), by and among the following:  (i) WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), (ii) SOUTHERN FRAC, LLC, a Texas limited liability company (the “Borrower”), (iii) GENERAL FINANCE CORPORATION, a Delaware corporation (“GFN”), and (iv) GFN MANUFACTURING CORPORATION, a Delaware corporation (“GFN Mfg” and, together with GFN, the “Guarantors”) (the Borrower and the Guarantors shall be collectively referred to herein as the “Loan Parties”).

Recitals

Reference is made to the following:

A.
Lender, Borrower and Guarantors have entered into that certain Credit and Security Agreement, dated as of October 1, 2012, as amended by that certain First Amendment to Credit and Security Agreement, dated as of February 22, 2013, as amended by that certain Second Amendment to Credit and Security Agreement, dated as of June 26, 2013, and as amended by that certain Third Amendment to Credit and Security Agreement, dated as of September 5, 2013 (as so amended, the “Credit Agreement”).

B.	Borrower has requested that Lender amend certain provisions of the Credit Agreement, as more fully set forth herein.

C.	Subject to the terms, conditions and limitations set forth herein, Lender is willing to amend certain provisions of the Credit Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Lender and the Loan Parties, intending to be legally bound, agree to the accuracy and completeness of the above Recitals, and further agree as follows:

1.           DEFINITIONS.  All capitalized terms used but not otherwise defined in this Fourth Amendment shall have the meanings ascribed to them in the Credit Agreement.

2.           AMENDMENTS TO CREDIT AGREEMENT.

a.           As of the Fourth Amendment Effective Date, subsections (a), (b), (d) and (k) of the definition of “Eligible Accounts” in Schedule 1.1 to the Credit Agreement are hereby amended and restated in their entireties and shall read as follows:

“(a)           Accounts that the Account Debtor has failed to pay within 90 days (45 days in the case of any Account Debtors that are Affiliates of the Borrower, subject to adjustment in Lender’s Permitted Discretion) of original invoice date;

(b)	Accounts with selling terms of more than 60 days;

(d) Accounts with respect to which the Account Debtor is an Affiliate, except that Accounts owing from Account Debtors that are majority owned by GFN shall be eligible provided that GFN provides a limited guarantee, in form and substance acceptable to Lender in its sole and absolute discretion, for such Accounts to the extent they exceed, in the aggregate, $1,500,000;

(k) Accounts owing by a single Account Debtor or group of Affiliated Account Debtors whose total obligations owing to Borrower exceed twenty (20%) percent of the aggregate amount of all otherwise Eligible Accounts (provided increased concentrations are permitted in the case of Eligible Accounts owing to Borrower by Affiliates of Borrower, in each instance subject to adjustment by Lender in its Permitted Discretion);”

3.           CONDITIONS PRECEDENT TO EFFECTIVENESS OF FOURTH AMENDMENT.  The effectiveness of this Fourth Amendment is subject to the full satisfaction of the following conditions precedent on or before 5:00 pm CDT, May __, 2014, unless specifically waived or extended in writing by Lender:
3.1.           Lender shall have received (a) this Fourth Amendment, duly executed by Borrower and each Guarantor, and Lender shall have duly executed the same, and (b) a limited guarantee, in form and substance acceptable to Lender in its sole and absolute discretion, from GFN for such Accounts owing from Account Debtors that are majority owned by GFN to the extent they exceed, in the aggregate, $1,500,000.

3.2.           Lender shall be satisfied with all corporate proceedings taken in connection with the transactions contemplated by this Fourth Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

3.3.           The representations and warranties contained herein and in the Credit Agreement and the other Loan Documents shall be true and correct on and as of the Fourth Amendment Effective Date and the date on which all conditions precedent hereunder are satisfied, except to the extent that any such representations or warranties relate to an earlier specific date or dates.

3.4.           No Default or Event of Default under the Credit Agreement or the other Loan Documents shall have occurred and be continuing (other than the Specified Event of Default), unless such Default or Event of Default has been specifically waived in writing by Lender.

4.           ACKNOWLEDGEMENT OF GUARANTORS.

4.1.           GFN Reaffirmation.  GFN hereby acknowledges and agrees that (a) the Credit Agreement, the GFN Guaranty, and the GFN Subordination Agreement are in full force and effect and continue to be the valid, legal and binding obligation of GFN to the extent GFN is a party thereto, (b) the “Subordinated Indebtedness” referred to in the GFN Subordination Agreement shall include the instrument evidencing the GFN Subordinated Debt, as defined in the Credit Agreement, as amended by this Fourth Amendment, and (c) the obligations arising thereunder are without offset or reduction.  GFN hereby (x) consents to the terms of this Fourth Amendment and agrees that nothing herein shall impair in any way its obligations under the Credit Agreement, the GFN Guaranty, or the GFN Subordination Agreement and (y) reaffirms each of its representations, warranties, covenants, guarantees and other agreements set forth in the Credit Agreement, the GFN Guaranty, and the GFN Subordination Agreement.

4.2.           GFN Mfg Reaffirmation.  GFN Mfg hereby acknowledges and agrees that (a) the Credit Agreement, the GFN Mfg Guaranty, the GFN Mfg Security Agreement, and the GFN Mfg. Subordination Agreement are in full force and effect and continue to be the valid, legal and binding obligation of GFN Mfg to the extent GFN Mfg is a party thereto, and (b) the obligations arising thereunder are without offset or reduction.  GFN Mfg hereby (x) consents to the terms of this Fourth Amendment and agrees that nothing herein shall impair in any way its obligations under the Credit Agreement, the GFN Mfg Guaranty, the GFN Mfg Security Agreement, or the GFN Mfg. Subordination Agreement and (y) reaffirms each of its representations, warranties, covenants, guarantees and other agreements set forth in the Credit Agreement, the GFN Mfg Guaranty, the GFN Mfg Security Agreement, and the GFN Mfg. Subordination Agreement.

5.           ADDITIONAL COVENANTS; RATIFICATIONS; REPRESENTATIONS AND WARRANTIES.

5.1.           The terms and provisions set forth in this Fourth Amendment shall supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly set forth in this Fourth Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.  The parties hereto agree that the Credit Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms, and this Fourth Amendment constitutes a Loan Document for all purposes.

5.2.           Each of the Loan Parties hereby represents and warrants to Lender as to itself:

(a)           the execution, delivery and performance of this Fourth Amendment and any and all other agreements executed and/or delivered in connection herewith or therewith have been authorized by all requisite action on the part of such Loan Party and its directors and shareholders, and will not violate the Governing Documents of such Loan Party;

(b)           the representations and warranties contained in this Fourth Amendment and the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that breaches thereof are specifically waived by this Fourth Amendment;

(c)           no Default or Event of Default has occurred and is continuing, other than the Specified Event of Default;

(d)           such Loan Party is in full compliance with all covenants and agreements contained in the Credit Agreement (and the Loan Documents);

(e)           the consummation of this Fourth Amendment will not (i) violate any provision of the organizational documents or governing instruments; (ii) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, such Loan Party; or (iii) constitute a violation by such Loan Party of any law or regulation of any jurisdiction applicable to such Loan Party;

(f)           this Fourth Amendment was reviewed by such Loan Party, which acknowledges and agrees that such Loan Party (i) understands fully the terms of this Fourth Amendment and the consequences of the issuance hereof, (ii) has been afforded an opportunity to have this Fourth Amendment reviewed by, and to discuss this Fourth Amendment with, such attorneys and other Persons as Borrower may wish, and (iii) has entered into this Fourth Amendment of its own free will and accord and without threat or duress; and

(g)           this Fourth Amendment and all information furnished to Lender is made and furnished in good faith, for value and valuable consideration; and this Fourth Amendment has not been made or induced by any fraud, duress or undue influence exercised by Lender or any other Person.

6.           MISCELLANEOUS.

6.1.           Misrepresentation.  Borrower shall indemnify and hold Lender (and each of its officers, agents, employees, affiliates, and representatives) harmless from and against any losses, damages, costs and expenses (including attorneys’ fees) incurred by Lender as a direct or indirect result of (a) any breach of any representation or warranty contained in this Fourth Amendment, or (b) any breach or default under any of the covenants or agreements contained in this Fourth Amendment.

6.2.           Covenants and Agreements.  Borrower hereby agrees and acknowledges that it is, well and truly indebted to Lender pursuant to the terms of the Loan Documents and hereby agrees to observe, comply with and perform all of the obligations, terms and conditions under or in connection with the Loan Documents.

6.3.           Ratification of Liens and Security Interests.  Each of the Loan Parties hereby acknowledges and agrees that the liens and security interests of Lender, as more fully described in Credit Agreement and the other Loan Documents, are valid and subsisting liens and security interests and are superior to all liens and security interests other than those exceptions approved by Lender in writing and as otherwise permitted under the Credit Agreement.

6.4.           No Waiver.  Each of the Loan Parties agrees that nothing contained in this Fourth Amendment shall affect or impair the validity or priority of the liens and security interests under any of the Loan Documents.  Lender further reserves all of its rights under Loan Documents, except as expressly modified herein.

6.5.           Survival of Representations and Warranties.  Except as provided otherwise in this Fourth Amendment, all representations and warranties made in the Credit Agreement and the other Loan Documents including, without limitation, any document furnished in connection with this Fourth Amendment, shall survive the execution and delivery of this Fourth Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

6.6.           Reference to Credit Agreement.  Each of the Loan Documents and the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.7.           Expenses of Lender.  Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Fourth Amendment and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of Lender’s legal counsel.  Borrower acknowledges that Lender may debit Borrower’s account to pay such costs and expenses without further consent of, or notice, to Borrower.  Further, Borrower acknowledges that, at the execution and delivery of this Fourth Amendment, Lender may debit Borrower’s account to pay costs and expenses, including Lender’s attorneys’ fees, incurred at such time.

6.8.           Severability.  Any provision of this Fourth Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Fourth Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.9.           Successors and Assigns.  This Fourth Amendment will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

6.10.           Headings.  The headings of the sections and subsections of this Fourth Amendment are inserted for convenience only and do not constitute a part of this Fourth Amendment.

6.11.           Counterparts.  This Fourth Amendment may be executed in counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument.  However, no party shall be required to exhibit or prove all counterparts of the original agreement to make proof of same, rather each counterpart shall constitute an enforceable agreement against the party who has executed the same.

6.12.           Facsimile and Electronic Execution. This Fourth Amendment may be executed and delivered by facsimile or other electronic transmission, and the production of a facsimile counterpart shall have the same force and effect as production of an originally executed counterpart for all purposes.

6.13.           No Commitment.  Each of the Loan Parties agrees that Lender has not made any commitment or other agreement regarding further amendment the Credit Agreement or the other Loan Documents.  Each of the Loan Parties warrants and represents that none of the Loan Parties has, and none of the Loan Parties will, rely on any commitment or other agreement on the part of Lender unless such commitment or agreement is in writing and signed by Lender.

6.14.           Survival.  All representations, warranties, covenants and agreements of the parties made in this Fourth Amendment shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

6.15.           Time of Essence.  The parties to this Fourth Amendment have agreed specifically with regard to the times for performance set forth in this Fourth Amendment.  Further, the parties to this Fourth Amendment acknowledge that the agreements with regard to the times for performance are material to this Fourth Amendment.  Therefore, the parties agree and acknowledge that time is of the essence to this Fourth Amendment.

6.16.           Agreement Binding on Borrower and Guarantors.  The Loan Parties agree that this Agreement will be binding on each of the Loan Parties and their respective successors and assigns; provided, no obligation or right hereunder shall be assignable by any Loan Party (whether voluntarily, involuntarily or by operation of law) without the prior, written consent of Lender.

6.17.           Law Governing.  THIS FOURTH AMENDMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF TEXAS AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF TEXAS APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

6.18.           Waiver; Modification.  NO PROVISION OF THIS FOURTH AMENDMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT.  NO DELAY ON THE PART OF LENDER IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER.  ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES, WHICH THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY.

6.19.           Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE LOAN PARTIES HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

6.20.           Final Agreement.  THIS FOURTH AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS FOURTH AMENDMENT IS EXECUTED.  NEITHER THIS FOURTH AMENDMENT NOR THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.21.           Release. BORROWER AND EACH OF THE GUARANTORS HEREBY ACKNOWLEDGE THAT AS OF THE DATE HEREOF THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TO REPAY THE INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR ANY OF ITS AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS OFFICERS, AGENTS, EMPLOYEES, OR ATTORNEYS.  BORROWER AND EACH OF THE GUARANTORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDER, AND ITS AFFILIATES AND PARTICIPANTS, AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS FOURTH AMENDMENT IS EXECUTED, WHICH THEY MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS FOURTH AMENDMENT.  BORROWER AND EACH OF THE GUARANTORS HEREBY COVENANT AND AGREE NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, ANY OF ITS AFFILIATES, AND PARTICIPANTS, AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING OUT OF OR RELATED TO AGENT’S OR LENDER’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS MADE IN CONNECTION WITH ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE OBLIGATIONS PRIOR TO THE FOURTH AMENDMENT EFFECTIVE DATE.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, Borrower, Guarantors, and Lender have caused this Fourth Amendment to be executed and delivered as of the date first written.

BORROWER AND GUARANTORS:

Southern Frac, LLC
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title	Secretary

GFN Manufacturing Corporation
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title	Secretary

General Finance Corporation
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title	Vice President and General Counsel

LENDER:

Wells Fargo Bank, National Association
By:	/s/ Ron Zeiber
Name:	Ron Zeiber
Title	Authorized Signatory

[Signature Page to Fourth Amendment to Credit and Security Agreement]